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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           ________________________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported):  October 15, 1996


                            STERLING SOFTWARE, INC.
              (Exact Name of Registrant as Specified in Charter)



  DELAWARE                         1-8465                         75-1873956
  (State of                    (Commission                      (IRS Employer
incorporation)                 File Number)                  Identification No.)



8080 NORTH CENTRAL EXPRESSWAY, SUITE 1100, DALLAS, TEXAS             75206
      (Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code:  (214) 891-8600

--------------------------------------------------------------------------------

ITEM 5.  OTHER INFORMATION.

   As previously disclosed, Sterling Software, Inc. ("Sterling Software") completed the tax-free spin-off of Sterling Commerce, Inc. ("Sterling Commerce") effective as of September 30, 1996. As a result, Sterling Software believes certain historical financial information regarding Sterling Software's continuing operations may be relevant to investors in evaluating Sterling Software's financial performance on a "stand-alone" basis (i.e., reflecting Sterling Commerce as a discontinued operation).

   A.  Stand-Alone Unaudited Sterling Software Financial Information
       -------------------------------------------------------------

   Set forth below is certain historical financial information of Sterling Software wherein the results of operations and financial position of Sterling Commerce have been reflected as discontinued operations. Although unaudited, the following information has been derived from financial information previously filed with the Securities and Exchange Commission and publicly reported by Sterling Software.

                                                                                                   NINE MONTHS ENDED
                                                        YEARS ENDED SEPTEMBER 30                        JUNE 30
                                            ---------------------------------------------------   -------------------
                                              1991       1992       1993       1994      1995       1995       1996
                                            --------   --------   --------   --------  --------   --------   --------
                                                (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)
Operating data (1) (2) (3):
  Revenue.................................  $266,291   $293,958   $303,207   $325,903  $396,311   $280,505   $313,128
  Cost of sales...........................   130,791    146,487    149,454    143,889   160,735    113,710    130,244
  Product development and enhancement.....    16,666     15,748     20,919     20,505    27,702     21,126     15,887
  Selling, general and administrative.....   114,638    123,603    115,403    112,380   147,552    104,261    126,398
  Income from continuing operations
   before restructuring charge, purchased
   research and development, other income
   (expense), income taxes, extraordinary
   item and cumulative effect of a change
   in accounting principle................     4,196      8,120     17,431     49,129    60,322     41,408     40,599
  Restructuring charge (4)................    23,085     11,515     87,622               19,512     19,512
  Purchased research and development......                                               62,000     62,000
  Income (loss) from continuing
   operations before income taxes,
   extraordinary item and cumulative
   effect of a change in accounting
   principle..............................   (25,838)    (9,586)   (73,153)    46,346   (18,656)   (39,655)    54,538
  Income (loss) from continuing
   operations before extraordinary item
   and cumulative effect of a change in
   accounting principle...................   (10,512)   (14,165)   (48,041)    30,586   (33,656)   (48,447)    39,152
  Income from discontinued operations,
   net of taxes...........................     8,105      8,983     15,194     27,753    42,930     29,240     36,403
  Gain on the initial public offering and
   spin-off of subsidiary, net of taxes...                                                                    127,164
  Income (loss) applicable to common
   stockholders...........................    (5,700)    (6,656)   (38,106)    58,143     9,129    (19,353)   202,719


                                                                                                      NINE MONTHS ENDED
                                                        YEARS ENDED SEPTEMBER 30                           JUNE 30
                                            ---------------------------------------------------    -----------------------
                                              1991       1992       1993       1994      1995         1995        1996
                                            --------   --------   --------   --------  --------     --------   ----------
                                                (IN THOUSANDS, EXCEPT PER SHARE INFORMATION)
  Average common shares outstanding......   11,763     15,496     17,507     19,812    23,649        23,036       30,598
  Per common share data:
   Income (loss) from continuing
   operations before extraordinary item
   and cumulative effect of a change in
   accounting principle:
    Primary...............................    (1.21)     (1.01)     (2.80)      1.33     (1.43)        (2.11)        1.21
    Fully diluted.........................    (1.21)     (1.01)     (2.80)      1.29     (1.43)        (2.11)        1.16
  Income (loss) before extraordinary
   item and cumulative effect of a change
   in accounting principle:
    Primary...............................     (.52)      (.43)     (1.93)      2.54       .39          (.84)        6.24
    Fully diluted.........................     (.52)      (.43)     (1.93)      2.31       .39          (.84)        5.80
  Income (loss) before cumulative effect
   of a change in accounting principle:
    Primary...............................     (.48)      (.43)     (2.02)      2.54       .39          (.84)        6.24
    Fully diluted.........................     (.48)      (.43)     (2.02)      2.31       .39          (.84)        5.80
  Net income (loss):
    Primary...............................     (.48)      (.43)     (2.18)      2.54       .39          (.84)        6.24
    Fully diluted.........................     (.48)      (.43)     (2.18)      2.31       .39          (.84)        5.80


                                                                                                    NINE MONTHS ENDED
                                                       YEARS ENDED SEPTEMBER 30                           JUNE 30
                                            ---------------------------------------------------   ---------------------
                                              1991       1992       1993       1994      1995       1995         1996
                                            --------   --------   --------   --------  --------   --------   ----------
                                                                  (IN THOUSANDS)
Balance sheet data (1) (2):
  Cash, cash equivalents and marketable
   securities.............................  $ 28,025   $ 41,694   $ 81,093   $143,361  $240,251   $200,501   $  703,663
  Working capital.........................    26,964     35,308     57,106    122,961   218,713    165,129      651,282
  Total assets............................   303,654    317,677    364,087    444,661   657,711    583,606    1,133,991
  Long-term debt..........................    84,833     80,743    117,532    115,932   116,668    116,424        1,093
  Other noncurrent liabilities............     4,446      9,781     18,331     18,867    21,845     19,216       25,415
  Stockholders' equity....................   108,468    117,565     97,697    175,804   348,338    273,869      903,857

________________
(1) Restated to reflect Sterling Commerce as a discontinued operation. On September 30, 1996, Sterling Software completed the spin-off of Sterling Commerce. Accordingly, the results of Sterling Commerce are not included in the results of Sterling Software's continuing operations.

(2) On November 30, 1994, Sterling Software acquired KnowledgeWare, Inc. ("KnowledgeWare") in a stock-for-stock acquisition accounted for as a purchase. Accordingly, the operating results of KnowledgeWare are included in Sterling Software's results of operations from the date of the acquisition. The results of operations include $62,000,000 of purchased research and development costs, which is the portion of the purchase price attributable to in-process research and development and which was charged to expense in accordance with purchase accounting guidelines. The 1995 results of operations also include a charge for restructure costs of $19,512,000 to integrate KnowledgeWare's business into Sterling Software's operations. The restructure charge includes employee termination costs, costs related to the elimination of duplicate facilities, the write-off of costs related to certain software products which were not actively marketed and other out of pocket costs related to the reorganization. Cash costs and expenses directly related to the acquisition of KnowledgeWare and unrelated to the restructuring of Sterling Software are accounted for as a cost of the acquisition. See Note 2 of the Notes to Sterling Software's Consolidated Financial Statements included in its Annual Report on Form 10-K for the fiscal year ended September 30, 1995 (the "Form 10-K").

(3) In August 1994, Sterling Software acquired American Business Computer Company ("ABC") in a stock-for-stock acquisition accounted for as a pooling of interests. In July 1993, Sterling Software acquired Systems Center, Inc. ("Systems Center") in a stock-for-stock acquisition accounted for as a pooling of interests. Sterling Software's consolidated financial statements have been retroactively adjusted to include the results of ABC and Systems Center for all periods presented. See Note 2 of the Notes to Sterling Software's Consolidated Financial Statements included in the Form 10-K.

(4) The 1993 restructuring charges reflect the cost of combination of Sterling Software and Systems Center including transaction costs and charges relating to the elimination of duplicate facilities and equipment, severance costs and the write-off of costs related to certain software products not actively marketed by Sterling Software. The 1992 restructuring charges include severance and other costs related to System Center's reduction in workforce, elimination of duplicate facilities and the sale of certain AS/400 and UNIX utility products. The 1991 restructuring charges reflect a write-down by Systems Center of certain purchased computer software costs based on a revaluation of the products in light of changes in market conditions and increased competition, as well as severance costs and costs associated with elimination of certain management positions and duplicate functions resulting from previous business acquisitions. See Note 3 of the Notes to Sterling Software's Consolidated Financial Statements included in the
    Form 10-K.

   B.  Stand-Alone Unaudited Sterling Software Segment Information
       -----------------------------------------------------------

   Set forth below is certain historical business segment information of Sterling Software from which the results of Sterling Commerce have been eliminated. Although unaudited, the following information has been derived from financial information previously filed with the Securities and Exchange Commission and publicly reported by Sterling Software.


                                                     THREE MONTHS ENDED
                                             ---------------------------------
                                             DECEMBER 31   MARCH 31    JUNE 30
                                             -----------   --------   --------
NINE MONTHS ENDED JUNE 30, 1996:
 Revenue:
  Systems Management......................      $ 35,210   $ 40,969   $ 42,558
  Federal Systems.........................        26,262     26,815     27,553
  Applications Management.................        26,459     28,228     28,244
  Corporate and other.....................         8,054     10,585     12,191
                                                --------   --------   --------
   Consolidated totals....................      $ 95,985   $106,597   $110,546
                                                ========   ========   ========
 Operating Profit (Loss):
  Systems Management......................      $ 11,625   $ 15,535   $ 16,389
  Federal Systems.........................         2,300      1,816      2,038
  Applications Management.................         3,859      4,630      6,155
  Corporate and other.....................        (7,778)    (7,769)    (8,201)
                                                --------   --------   --------
   Consolidated totals....................      $ 10,006   $ 14,212   $ 16,381
                                                ========   ========   ========

                                                         THREE MONTHS ENDED
                                             ------------------------------------------------
                                             DECEMBER 31   MARCH 31   JUNE 30    SEPTEMBER 30
                                             -----------   --------   --------   ------------
YEAR ENDED SEPTEMBER 30, 1995:
 Revenue:
  Systems Management......................      $ 33,374   $ 37,287   $ 37,821     $ 46,175
  Federal Systems.........................        23,665     24,590     25,372       28,075
  Applications Management.................        20,010     25,347     29,548       32,304
  Corporate and other.....................         6,547      6,905     10,039        9,252
                                                --------   --------   --------    ---------
   Consolidated totals....................      $ 83,596   $ 94,129   $102,780     $115,806
                                                ========   ========   ========    =========

 Operating Profit (Loss):
  Systems Management......................      $ 11,136   $ 13,460   $ 14,154     $ 16,721
  Federal Systems.........................         1,526      1,867      1,953        1,302
  Applications Management.................         4,491      5,125      5,284        6,420
  Restructuring charge....................       (19,512)
  Purchased research and development......       (62,000)
  Corporate and other.....................        (6,308)    (5,386)    (5,894)      (5,529)
                                                --------   --------   --------    ---------
   Consolidated totals.....................     $(70,667)  $ 15,066   $ 15,497     $ 18,914
                                                ========   ========   ========    =========

   C.  Segment Information Concerning Software Product Revenues
       --------------------------------------------------------

   As disclosed under "Management's Discussion and Analysis of Financial Condition and Results of Operation" in Sterling Software's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, products and product support revenue increased in the first nine months of 1996 compared to the same period of 1995 in the Systems Management and Applications Management business segments. Products revenue increased in the first nine months of 1996 compared to the same period of 1995 by 17% in the Systems Management business segment and 13% in the Applications Management business segment.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                STERLING SOFTWARE, INC.


                                By  /s/ JEANNETTE P. MEIER
                                    -----------------------------------------
                                    Jeannette P. Meier
                                    Executive Vice President, Chief Financial
                                    Officer, General Counsel and Secretary

Date:  October 15, 1996